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                                                                   EXHIBIT 10.01


                      RESTRICTED STOCK PURCHASE AGREEMENT


         This Agreement is made this ______ day of _________________, 199__
between AeroMax, Inc. (the "Company"), a Delaware corporation, and JetFleet Management Corp. ("Purchaser").

                                    RECITALS

A. The Company desires to engage Purchaser as management company pursuant to a Management Agreement dated of even date herewith.

B. In connection with the engagement by the Company of Purchaser as Management Company, as additional compensation to Purchaser, pursuant to a compensation plan adopted by the Board of Directors, the Company desires to purchase 150,000 shares of Common Stock.

C. The issuance of such shares of Common Stock is intended to be exempt from registration under the Securities Act of 1933 pursuant to Rule 701 thereunder.

         The Company and Purchaser hereby agree as follows:

         1. Purchase of Shares. On this date and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, an aggregate of 150,000 shares of the Company's common stock (the "Shares") at an aggregate purchase price of $150,000 (the "Purchase Price") or $1.00 per Share (the "Purchase Price Per Share"). The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) all securities received in replacement of the Shares in a recapitalization, merger, reorganization or the like.

         2. Representations of Purchaser. Purchaser represents and warrants to the Company that:

                 (a) Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

                 (b) Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares.

                 (c) Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                 (d) Purchaser is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.q. that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); and (iv) the qualifications and backgrounds of the principals of the Company.





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                 (e)      Purchaser is capable of evaluating the merits and
risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                 (f) At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio or television, or any other form of general advertising in connection with the sale and purchase of the Shares.

         3. Compliance with Federal Securities Laws. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Purchaser's ability to transfer the Shares.

                 (a) Restrictions on Transfer. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that an exemption from registration may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

                 (b) Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.

                 (c) Rule 701. Purchaser understands that the exemption relied upon for the purchase and sale of the Shares is Rule 701, and that the Shares will become freely transferrable, subject to limited conditions regarding the method of sale, by nonaffilitates 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, subject to any lengthier market standoff agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 for such resales.

         5. Company's Repurchase Option. The Company shall have the option to repurchase all or a portion of the Shares on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser should cease to be engaged by the Company as management Company pursuant to that certain Management Agreement, to be entered into between the Company and Purchaser contemporaneously with this Agreement.

                 (a) Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Purchaser's engagement. In case of any dispute, the Board of Directors of the Company shall have discretion to determine whether Purchaser has ceased to be engaged by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's engagement terminated (the "Termination Date").





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                 (b)      Vested and Unvested Shares.  The percentage of the
Shares that are considered "Vested Shares" shall be determined as follows:



                 If Purchaser has been
                 continuously engaged
                 by the Company from
                 _____________, 1997,              Then the Percentage of
                 (the "Start Date") until          the Shares that
                 the Termination Date For:         are Vested Shares is:
                 ------------------------          --------------------

                 Less than 6 months                None

                 6 months or more                  40% plus 5% for each
                                                   additional full month
                                                   that the Purchaser has
                                                   been continuously em-
                                                   ployed by the Company
                                                   after 6 months after
                                                   the Start Date

                 18 months or more                 100%

Shares that are not Vested Shares are "Unvested Shares". Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent.

                 (c) Exercise of Repurchase Option. At any time within 60 days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares, by giving Purchaser written notice of exercise of the Repurchase Option.

                 (d) Repurchase of Unvested Shares. The Company or its assignee(s) shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the current full market value of the Shares as determined in good faith by the Company's Board of Directors.

                 (e) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtness of Purchaser to the Company or by any combination thereof. The repurchase price shall be paid without interest within 60 days after the Termination Date

         6. Rights as Shareholder. Subject to the terms and conditions of this Agreement, Purchaser shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         7. Escrow. As security for the faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit A attached hereto, executed by





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Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or its designee ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Purchaser and the Company agree that Escrow Holder shall not be for any actions or omissions unless Escrow Holder shall not be for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions upon termination of the Right of First Refusal; provided, however, that such release shall not affect the rights of the Company with respect to any pledge of Shares to the Company.

         8. Tax Consequences. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Internal Revenue Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit B for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

         9.      Restrictive Legends and Stop-Transfer Orders.

                 (a) Legends. Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, AND A RIGHT OF REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREE OF THESE SHARES.





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                 (b)      Stop-Transfer Instructions.  Purchaser agrees that,
in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                 (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

                 (d) Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 90 days) from the effective date of such registration as the Company or the underwriters may specify.

         10. Compliance with Laws and Regulations. The issuance and transfer of the Shares hereunder shall be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Company common stock may be listed at the time of such issuance and transfer.

         11. Successors and Assigns. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Repurchase Option. However, if the Company assigns its right to repurchase Shares under the Repurchase Option to a holder of more than 10% of the Company's outstanding voting securities, the assignee shall pay to the Company, in addition to the purchase price it pays to Purchaser, the difference between the cost of the Shares purchased under the Repurchase Option and the current fair market value of the Shares, as determined by the Company's Board of Directors. This Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.


         12. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers employee stock plans, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

         13. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of laws pertaining to conflict of laws. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail





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by certified or registered mail, return receipt requested, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         15. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         16. Entire Agreement. This Agreement, together with the Exhibits hereto and the Plan, constitutes the entire agreement of the parties and supersedes all prior understandings and agreements with respect to the subject matter hereof.

         17. Delivery of Payment. Purchaser hereby delivers to the Company the full Purchase Price as follows: (in cash in the amount of $150,000, receipt of which is acknowledged by the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate as of the date set forth above.


AEROMAX, INC.                           JETFLEET MANAGEMENT CORP.


By: ______________________              By: ___________________________

Its:______________________              Its:___________________________

Address: _________________              Address: ______________________

__________________________              _______________________________





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                                   EXHIBIT A

                           STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of __________________, 199__, the undersigned hereby sells, assigns and transfers unto ____________________, __________ shares of the common stock of ___________________, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.



Dated: __________________. 199__





                                        ______________________________
                                        (Signature)

                                        ______________________________
                                        (Please Print Name)





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                                   EXHIBIT B

                      ELECTION UNDER SECTION 83(b) OF THE

                             INTERNAL REVENUE CODE


The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayers's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.


1.       TAXPAYER'S NAME:                          ____________________________

         TAXPAYER'S ADDRESS:                       ____________________________

                                                   ____________________________

         SOCIAL SECURITY NUMBER:                   ____________________________

2. The property with respect to which the election is made is described as follows: ___________ shares of Common Stock of ____________________________, a California corporation (the "
         Company"), which is Taxpayers's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was ____________, 199___, and this election is made for calendar year 199_______.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayers's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_______ per share at the time of transfer.

6.       The amount paid for such shares was $__________ per share.

7.       The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.



Dated: ___________________, 19___               _________________________
                                                Taxpayer's Signature





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